Exhibit 21.1
List of Subsidiaries
Colonial Realty Limited Partnership

Jurisdiction of
Name				Formation
1.	Colonial Realty Limited Partnership (CRLP)			Delaware
	A.	Colonial Properties Services Limited Partnership		Delaware
	B.	Colonial Properties Services, Inc. (CPSI)		Alabama
		1.	Heathrow 4, LLC	Delaware
		2.	Heathrow Oakmonte, LLC	Delaware
		3.	The Colonnade/CLP Management LLC	Delaware
		4.	Colonial CPSI Colonnade LLC	Delaware
		5.	Colonial Construction Services L.L.C.	Delaware
		6.	CPSI Mizner, LLC	Delaware
		7.	Montecito Mizner, LLC	Delaware
		8.	CPSI James Island, LLC	Delaware
		9.	Montecito James Island, LLC	Delaware
		10.	CPSI Huntsville TIC Investor I LLC	Delaware
		11.	CPSI Huntsville TIC Investor II LLC	Delaware
		12.	CPSI Huntsville TIC Investor III LLC	Delaware
		13.	Walkers Chapel Road, LLC	Alabama
		14.	Highway 31 Alabaster, LLC	Alabama
		15.	Highway 31 Alabaster Two, LLC	Alabama
		16.	First Ward MB, LLC	Georgia
		17.	First Ward Residential, LLC	North Carolina
		18.	Forty Seven Canal Place, LLC	Alabama
		19.	ACG - CPSI Canyon Creek LP	Delaware
		20.	Lanesboro at Heathrow LLC	Florida
		21.	Sam Ridley, LLC	Delaware
		22.	Midtown Redevelopment Partners, LLC	North Carolina
		23.	Monterey at Lakewood Ranch, LLC	Delaware
		24.	CPSI-Winter Haven, LLC	Delaware
		25.	Regents Park LLC	Georgia
		26.	Regents Park Phase II LLC	Georgia
		27.	1755 Central Park Road Condominiums, LLC	Delaware
		28.	The Azur at Metrowest, LLC	Delaware
		29.	Capri at Hunter’s Creek Condominuims, LLC	Delaware
		30.	CPSI-UCO LLC	Alabama
		31.	CPSI-UCO Spanish Oaks, LLC	Alabama
		32.	CPSI-UCO Grander, LLC	Alabama
		33.	CPSI-UCO Cypress Village I, LLC	Alabama
		34.	CPSI-UCO Cypress Village II, LLC	Alabama
		35.	CPSI-UCO Cypress Village III, LLC	Alabama
	C.	Parkway Place Limited Partnership		Alabama
	D.	Colonial Commercial Contracting LLC		Delaware
	E.	CRLP/CMS, L.L.C.		Delaware
		1.	Mountain Brook, LLC	Alabama
		2.	CMS/Colonial Multifamily Hickory Point JV LLC	Delaware
	F.	CRLP/CMS II, L.L.C.		Delaware
		1.	Rocky Ridge, LLC	Alabama
	G.	Heathrow E, LLC		Delaware

List of Subsidiaries
Colonial Realty Limited Partnership

Jurisdiction of
Name			Formation
H.	Heathrow F, LLC		Delaware
I.	Heathrow 3, LLC		Delaware
J.	Heathrow G, LLC		Delaware
K.	Heathrow 6, LLC		Delaware
L.	Heathrow I, LLC		Delaware
M.	Highway 150, LLC		Alabama
N.	600 Building Partners		Alabama
O.	Colonial/Polar BEK Management Company		Alabama
P.	G & I III Madison, LLC		Delaware
Q.	G & I III Meadows, LLC		Delaware
R.	G & I III Colony Woods, LLC		Delaware
S.	G & I IV Cunningham LP		Delaware
T.	Parkside Drive LLC		Tennessee
U.	CRLP VOP, LLC		Delaware
	1.	VOP Beltline Limited Partnership	Delaware
V.	CP D’Iberville JV LLC		Alabama
	1.	Colonial/DPL JV LLC	Alabama
W.	CMS Palma Sola Associates Limited Partnership		Florida
X.	CMS Brentwood, LLC		Delaware
Y.	TA-Colonial Traditions LLC		Delaware
Z.	The Colonnade/CLP LLC		Delaware
AA.	CRLP Durham, LP		Delaware
BB.	CRLP Roswell, LP		Delaware
CC.	G & I V Riverchase LLC		Delaware
DD.	Walkers Chapel Road Two, LLC		Alabama
EE.	ACG-CRLP Crescent Matthews LLC		Delaware
FF.	Belterra Investors LLC		Delaware
GG.	Bham Lending LLC		Delaware
HH.	Colonial 100/200 Owner, LLC		Delaware
	1.	A-Colonial 100/200 Owner, LLC	Delaware
II.	Colonial 300/500 Owner, LLC		Delaware
	1.	A- Colonial 300/500 Owner, LLC	Delaware
JJ.	Colonial Retail Owner, LLC		Delaware
	1.	A - Colonial Retail Owner, LLC	Delaware
KK.	Colonial Retail Development, LLC		Delaware
	1.	A-Colonial Retail Development Owner, LLC	Delaware
LL.	Colonial North Development, LLC		Delaware
	1.	A - Colonial North Development Owner, LLC	Delaware
MM.	Colonial East Development, LLC		Delaware
	1.	A- Colonial East Development Owner, LLC	Delaware
NN.	CPSI St. Andrews, LLC		Delaware
	1.	Montecito St. Andrews, LLC	Delaware
OO.	McDowell — CRLP McKinney JV, LLC		Delaware
PP.	CP Nord du Lac JV, LLC		Delaware
QQ.	G & I IV Harrison Grande LP		Delaware
RR.	Parkside Drive Farragut, LLC		Tennessee

List of Subsidiaries
Colonial Realty Limited Partnership

Jurisdiction of
Name			Formation
SS.	Highway 11/31 LLC		Delaware
TT.	Langley-Colonial LLC		Alabama
UU.	CRLP Huntsville TIC Investor I LLC		Delaware
	1.	BR Cummings Research Park Portfolio I, TIC-2, LLC	Delaware
VV.	CRLP Huntsville TIC Investor II LLC		Delaware
	1.	BR Cummings Research Park Portfolio II, TIC-2, LLC	Delaware
WW.	CRLP Huntsville TIC Investor III LLC		Delaware
	1.	BR Cummings Research Park Portfolio III, TIC-2, LLC	Delaware
XX.	CRLP Crescent Lane LLC		Delaware
YY.	BR Cummings Research Place Development, LLC		Alabama
ZZ.	CMS/Colonial Multifamily Canyon Creek JV, LP		Delaware
AAA.	CLNL Acquisition Sub LLC		Delaware
	1.	Apple REIT II Limited Partnership	Virginia
	2.	Apple REIT III Limited Partnership	Virginia
	3.	Apple REIT IV Limited Partnership	Virginia
	4.	Apple REIT Limited Partnership	Virginia
	5.	Apple REIT V Limited Partnership	Virginia
	6.	Apple REIT VI Limited Partnership	Virginia
	7.	Apple REIT VII Limited Partnership	Virginia
	8.	Apple-CRIT Limited LLC	Delaware
	9.	Apple-CRIT General LLC	Delaware
	10.	Autumn Park Apartments, LLC	North Carolina
	11.	CAC II Limited Partnership	Virginia
	12.	CAC III Limited Partnership	Virginia
	13.	CAC III Special General LLC	Delaware
	14.	CAC III Special Limited LLC	Delaware
	15.	CAC IV Limited Partnership	Virginia
	16.	CAC Limited Partnership	Virginia
	17.	CAC V Limited Partnership	Virginia
	18.	CAC VI Limited Partnership	Virginia
	19.	CAC VI Special General LLC	Virginia
	20.	CAC VI Special Limited LLC	Delaware
	21.	CAC VII Limited Partnership	Virginia
	22.	Cornerstone Acquisition Company LLC	Delaware
	23.	Cornerstone Merger Sub, LLC	Delaware
	24.	Cornerstone NC Operating Limited Partnership	Virginia
	25.	CRIT - Dunwoody LLC	Delaware
	26.	CRIT - NC Three LLC	Delaware
	27.	CRIT - NC Two LLC	Delaware
	28.	CRIT - SC LP LLC	Delaware
	29.	CRIT General LLC	Delaware
	30.	CRIT Special II LLC	Delaware
	31.	CRIT Special III LLC	Delaware
	32.	CRIT Special IV LLC	Delaware
	33.	CRIT Special LLC	Delaware
	34.	CRIT-Cape Landing LLC	Delaware

List of Subsidiaries
Colonial Realty Limited Partnership

Jurisdiction of
Name			Formation
	35.	CRIT-Cornerstone Limited Partnership	Virginia
	36.	CRIT-Enclave at Poplar Place, LLC	Virginia
	37.	CRIT-Glen Eagles, LLC	Virginia
	38.	CRIT-Landings, LLC	Virginia
	39.	CRIT-Legacy LLC	Delaware
	40.	CRIT-Meadows, LLC	Virginia
	41.	CRIT-Mill Creek, LLC	Virginia
	42.	CRIT-NC Four LLC	Delaware
	43.	CRIT-NC V, LLC	Delaware
	44.	CRIT-Poplar Place, LLC	Virginia
	45.	CRIT-SC GP LLC	Delaware
	46.	CRIT-SPE I LLC	Delaware
	47.	CRIT-VA II LLC	Delaware
	48.	CRIT-VA III LLC	Delaware
	49.	CRIT-VA IV LLC	Delaware
	50.	CRIT-VA LLC	Delaware
	51.	CRIT-VA V LLC	Delaware
	52.	CRIT-VA VI LLC	Delaware
	53.	Deposit Waiver LLC	Delaware
	54.	Greentree LLC	Georgia
	55.	Legacy Park Apartments, LLC	North Carolina
	56.	Marsh Cove Apartments LLC	Georgia
	57.	Merritt at Godley Station, LLC	Georgia
	58.	Merry Land Property Management, LLC	Delaware
	59.	ML Apartments I LLC	Delaware
	60.	ML Apartments II LLC	Delaware
	61.	ML Apartments III LLC	Delaware
	62.	ML Apartments IV LLC	Delaware
	63.	ML Hammocks at Long Point, L.L.C.	Georgia
	64.	ML Huntington, L.L.C.	Georgia
	65.	ML James Island Apartments, L.P.	Georgia
	66.	ML Whitemarsh LLC	Georgia
	67.	ML Windsor Place, L.L.C.	Georgia
	68.	Quarterdeck Apartments LLC	Georgia
	69.	St. Andrews Place Apartments, LLC	North Carolina
	70.	St. Andrews Place II, LLC	North Carolina
	71.	Timber Crest Apartments, LLC	North Carolina
	72.	Trinity Commons Apartments, LLC	North Carolina
	73.	Trinity Commons II, LLC	North Carolina
	74.	Waters Edge Apartments LLC	Georgia
	75.	CRIT Holdings, L.P.	Virginia
	76.	CRIT-NC, LLC	Virginia
	77.	APA II, LLC	North Carolina
	78.	Master SC Apartments L.P.	Delaware
	79.	SAP IV Arbors NF GP L.L.C.	Delaware
	80.	SAP IV SR NF GP L.C.C.	Delaware

List of Subsidiaries
Colonial Realty Limited Partnership

Jurisdiction of
Name			Formation
	81.	Arbors at Windsor Lakes Apartments NF L.P.	Delaware
	82.	SR Apartments NF L.P.	Delaware
	83.	Merritt at Godley Station II, LLC	Georgia
	84.	Colonial Apple-CRIT LLC	Delaware
BBB.	Colonial Retail JV LLC		Delaware
CCC.	Colonial Office JV LLC		Delaware
	1.	CRTP OP LLC	Delaware
	2.	DRA CRT LP Germantown Center LLC	Delaware
	3.	DRA CRT GP Germantown Center LLC	Delaware
	4.	DRA CRT Germantown Center L.P.	Delaware
	5.	CR Decoverly LLC	Maryland
	6.	CR Decoverly 15200 LLLP	Maryland
	7.	DRA CRT Decoverly 15200 LLC	Delaware
	8.	DRA CRT LP Greensboro Land LLC	Delaware
	9.	DRA CRT GP Greensboro Land LLC	Delaware
	10.	DRA CRT Greensboro Land LLC	Delaware
	11.	CRT BFC GP LLC	Florida
	12.	CRT BFC Ltd.	Delaware
	13.	CRT CTA GP LLC	Delaware
	14.	CTA Partners LP	Delaware
	15.	CRT Decoverly LLC	Maryland
	16.	CR Decoverly 9501 LLLP	Maryland
	17.	CRT Post Oak Inc.	Delaware
	18.	CRT Post Oak LP	Delaware
	19.	Mez DRA CRT LP Post Oak LLC	Delaware
	20.	DRA CRT GP Post Oak LLC	Delaware
	21.	CRT BMWCX Ltd.	Florida
	22.	CRT BM GP LLC	Delaware
	23.	CRT Baymeadows Ltd.	Florida
	24.	CRT WC GP LLC	Delaware
	25.	CRT Westchase LP	Delaware
	26.	CRT McGinnis Park LLC	Florida
	27.	McGinnis Park Ltd.	Florida
	28.	CRT/McGinnis Office LLC	Florida
	29.	CRT/McGinnis Office Ltd.	Florida
	30.	CRT/McGinnis Undeveloped LLC	Florida
	31.	CRT/McGinnis Developed LLC	Florida
	32.	Mez DRA CRT LLC	Delaware
	33.	DRA CRT Lake Mary Center LLC	Delaware
	34.	DRA CRT Perimeter Center LLC	Delaware
	35.	DRA CRT Chamblee Center LLC	Delaware
	36.	DRA CRT GP Charlotte University Center LLC	Delaware
	37.	DRA CRT LP Charlotte University Center LLC	Delaware
	38.	DRA CRT Charlotte University Center LP	Delaware
	39.	CRT MK Oak Park LP	Delaware
	40.	CRT Signature Place GP LLC	Delaware

List of Subsidiaries
Colonial Realty Limited Partnership

Jurisdiction of
Name			Formation
	41.	CRT Signature Place LP	Delaware
	42.	CRT Ravinia MZ LLC	Delaware
	43.	CRT Ravinia LLC	Delaware
	44.	DRA CRT Baymeadows Center LLC	Delaware
	45.	DRA CRT Alabama Land LLC	Delaware
	46.	DRA CRT JTB Center LLC	Delaware
	47.	DRA CRT Orlando University Center LLC	Delaware
	48.	DRA CRT Greenville Park Land LLC	Delaware
	49.	DRA ACP LLC	Delaware
	50.	DRA CRT Orlando Central Center LLC	Delaware
	51.	DRA CRT Orlando Central Land LLC	Delaware
	52.	CRT Decoverly 9509 LLC	Maryland
	53.	DRA CRT Post Oak LP	Delaware
	54.	CRT Realty Services Inc.	Florida
	55.	ACP Fitness Center LLC	Georgia
	56.	TRC Holdings LLC	Georgia
	57.	DRA CRT St. Petersburg Center LLC	Delaware
	58.	DRA CRT Landstar LLC	Delaware
	59.	DRA CRT St. Petersburg Land LLC	Delaware
	60.	DRA CRT Kogerama Land LLC	Delaware
DDD.	Colonial Office Holdings LLC		Delaware
	1.	DRA/CLP Office LLC	Delaware
	2.	DRA/CLP 600 Townpark Office Orlando LLC	Delaware
	3.	DRA/CLP 901 Maitland Orlando LLC	Delaware
	4.	DRA/CLP Bayside Tampa LLC	Delaware
	5.	DRA/CLP Blue Lake Birmingham LLC	Delaware
	6.	DRA/CLP Colonnade Office Birmingham LLC	Delaware
	7.	DRA/CLP Colonnade Retail Birmingham LLC	Delaware
	8.	DRA/CLP Concourse Center Tampa LLC	Delaware
	9.	DRA/CLP CP Tampa LLC	Delaware
	10.	DRA/CLP Downtown Plaza Birmingham LLC	Delaware
	11.	DRA/CLP DRS Building Huntsville LLC	Delaware
	12.	DRA/CLP Esplanade Charlotte GP LLC	Delaware
	13.	DRA/CLP Esplanade LP	Delaware
	14.	DRA/CLP Heathrow Orlando LLC	Delaware
	15.	DRA/CLP Heathrow Orlando 1000 LLC	Delaware
	16.	DRA/CLP Independence Plaza Birmingham LLC	Delaware
	17.	DRA/CLP International Park Birmingham LLC	Delaware
	18.	DRA/CLP Lakeside Huntsville LLC	Delaware
	19.	DRA/CLP NG BTS Huntsville LLC	Delaware
	20.	DRA/CLP The Peachtree Atlanta LLC	Delaware
	21.	DRA/CLP Peachtree Parking LLC	Delaware
	22.	DRA/CLP Perimeter Corporate Park Huntsville LLC	Delaware
	23.	DRA/CLP Progress Center Huntsville LLC	Delaware
	24.	DRA/CLP Regions Center Huntsville LLC	Delaware
	25.	DRA/CLP Research Office Center Huntsville LLC	Delaware

List of Subsidiaries
Colonial Realty Limited Partnership

Jurisdiction of
Name			Formation
	26.	DRA/CLP Research Park Huntsville LLC	Delaware
	27.	DRA/CLP Research Park Plaza Austin GP LLC	Delaware
	28.	DRA/CLP Research Park Plaza Austin LP	Delaware
	29.	DRA/CLP Research Place Huntsville LLC	Delaware
	30.	DRA/CLP Riverchase Center Birmingham LLC	Delaware
	31.	DRA/CLP Townpark Office Orlando LLC	Delaware
	32.	DRA/CLP Townpark Retail Orlando LLC	Delaware
EEE.	Colonial Retail Holdings LLC		Delaware
	1.	OZ/CLP Retail LLC	Delaware
	2.	OZ/CLP Alabaster LLC	Delaware
	3.	OZ/CLP Beechwood LLC	Delaware
	4.	OZ/CLP Burnt Store LLC	Delaware
	5.	OZ/CLP Clay LLC	Delaware
	6.	OZ/CLP Hunter's Creek LLC	Delaware
	7.	OZ/CLP Kingwood Commons LP	Delaware
	8.	OZ/CLP Lakewood LLC	Delaware
	9.	OZ/CLP Northdale LLC	Delaware
	10.	OZ/CLP Portofino LP	Delaware
	11.	OZ/CLP Trussville I LLC	Delaware
	12.	OZ/CLP Trussville II LLC	Delaware